UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 1, 2005 (June 27, 2005)
Date of Report (Date of Earliest Event Reported)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-4.1 FORM OF CERTIFICATE
EX-5.1 OPINION OF VENABLE LLP
EX-8.1 OPINION OF HUNTON & WILLIAMS LLP
EX-10.1 FORM OF PURCHASE AGREEMENT
EX-10.2 PLACEMENT AGENT AGREEMENT

Item 1.01. Entry Into a Material Definitive Agreement.

     On June 27, 2005, Windrose Medical Properties Trust (the “Company”) entered into Purchase Agreements (the “Purchase Agreements”), dated June 27, 2005, with certain investors (the “Investors”) pursuant to which the Company issued and sold to the Investors 2,100,000 shares of the Company’s 7.5% Series A Cumulative Convertible Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series A Preferred Shares”), at $25.00 per share. In connection with the offer and sale of the Series A Preferred Shares, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”), dated June 27, 2005, with Cohen & Steers Capital Advisors, LLC (“Cohen & Steers”). Pursuant to the Placement Agent Agreement, the Company agreed to pay Cohen & Steers a placement agent fee equal to (i) 2.5% of the gross proceeds from the sale of the Series A Preferred Shares to non-affiliates of Cohen & Steers and (ii) 1.0% of the gross proceeds from the sale of the Series A Preferred Shares to affiliates of Cohen & Steers. A copy of the form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the Placement Agent Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     In connection with sale of the Series A Preferred Shares, the Company filed Articles Supplementary classifying and designating 2,100,000 of the Company’s authorized preferred shares of beneficial interest as 7.5% Series A Preferred Shares with the State Department of Assessments and Taxation of the State of Maryland on June 28, 2005. A copy of the above-referenced Articles Supplementary was filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed on June 29, 2005, and is incorporated herein by reference.

     The Series A Preferred Shares will, with respect to dividend rights and rights upon liquidation, dissolution or winding up rank:

•	senior to the Company’s common shares of beneficial interest;

•	on parity with any shares of beneficial interest the Company may issue in the future, the terms of which specifically provide that such shares rank on a parity with the Series A Preferred Shares; and

•	junior to all of the Company’s existing and future indebtedness.

     A copy of the form of certificate evidencing the Series A Preferred Shares is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

     In connection with the offer and sale of the Company’s Series A Preferred Shares, the Company filed a prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, supplementing the prospectus included in the Registration Statement on Form S-3, as amended (File No. 333-112183). The Company is also filing as Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K a copy of the opinions of Venable LLP and Hunton & Williams LLP to be incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

4.1	Form of Certificate Evidencing the Company’s 7.5% Series A Cumulative Convertible Preferred Shares of Beneficial Interest, $0.01 par value per share.

5.1	Opinion of Venable LLP with respect to the legality of the Series A Preferred Shares.

8.1	Opinion of Hunton & Williams LLP with respect to certain tax matters.

10.1	Form of Purchase Agreement.

10.2	Placement Agent Agreement, dated June 27, 2005 between the Company and Cohen & Steers.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: July 1, 2005	By:	/s/ Daniel R. Loftus
Daniel R. Loftus
Executive Vice President, Secretary and General Counsel

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EXHIBIT INDEX

Exhibit
No.	Description
4.1	Form of Certificate Evidencing the Company’s 7.5% Series A Cumulative Convertible Preferred Shares of Beneficial Interest, $0.01 par value per share.

5.1	Opinion of Venable LLP with respect to the legality of the Series A Preferred Shares.

8.1	Opinion of Hunton & Williams LLP with respect to certain tax matters.

10.1	Form of Purchase Agreement.

10.2	Placement Agent Agreement, dated June 27, 2005 between the Company and Cohen & Steers.